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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): February 12, 2002





                             McDONALD'S CORPORATION
             (Exact name of Registrant as specified in its Charter)



         Delaware                    1-5231                     36-2361282
(State of Incorporation)       (Commission File No.)          (IRS Employer
                                                             Identification No.)



                              One McDonald's Plaza
                            Oak Brook, Illinois 60523
                                 (630) 623-3000
            (Address and Phone Number of Principal Executive Offices)



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Item 5. Other Events
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On February 12, 2002, McDonald's Corporation (the "Company") issued a press release announcing supplementary financial data. The press release is filed as
Exhibit 99 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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(c)  Exhibit:

     (99) Press Release dated February 12, 2002 - McDonald's Announces Supplementary Financial Data



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       McDONALD'S CORPORATION

                                       (Registrant)



Date:   February 13, 2002              By:  /s/ Gloria Santona
                                            ------------------------------------
                                            Gloria Santona
                                            Senior Vice President,
                                            General Counsel and Secretary


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                                  Exhibit Index

Exhibit No.
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99      News Release of McDonald's Corporation issued February 12, 2002:
        McDonald's Announces Supplementary Financial Data